Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
12.	INCOME TAXES

Significant components of the Company’s deferred taxes at December 31, 2014 and 2013 are as follows:

	2014	2013
Net operating loss carryforwards	$29,442	$25,696
Research and development credit carryforwards	1,715	1,525
Capitalized costs	3,503	3,067
Capitalized research and development costs	9,938	6,992
Other	422	220
Total deferred tax assets	45,020	37,500
Valuation allowance	(45,020)	(37,500)
Net deferred tax assets	$—	$—

The Company has provided a valuation allowance for the full amount of deferred tax assets as the realization of the deferred tax assets is not determined to be more-likely-than-not. The valuation allowance increased in 2014 and 2013 by approximately $7.6 million and $7.1 million, respectively, due to the increase in the deferred tax assets by the same amount.

A reconciliation of income tax expense computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	Years Ended December 31,
	2014	2013
Federal income tax expense at statutory rate	34.0%	34.0%
State income tax, net of federal benefit	4.5%	5.0%
Permanent differences	(3.7%)	0.2%
Research and development credit	0.8%	1.4%
Stock compensation	(0.9%)	(1.1%)
Expiration of state net operating loss	(1.7%)	(4.2%)
Other	(0.8%)	0.2%
Change in valuation allowance	(32.2%)	(35.5%)
Effective income tax rate	0.0%	0.0%

At December 31, 2014, the Company has approximately $77.3 million of federal and $58.1 million of state net operating loss carryforwards that expire at various dates through 2034. At December 31, 2014, the Company has approximately $1.2 million of federal and $0.8 million of state research and development credit carryforwards that expire at various dates through 2034 for federal credits and 2029 for state credits.

Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. The future realization of the net operating loss carryforwards may also be limited by the change of ownership rules of the Internal Revenue Service under Section 382 of the Internal Revenue Code. If substantial changes in ownership should occur, there could be annual limitations on the amount of carryforwards that can be realized in future periods.

The Company files income tax returns in the United States, the Commonwealth of Massachusetts, and Australia. The tax years 2006 through 2014 remain open to examination by these taxing jurisdictions, as carryforwards attributes generated in past years may be adjusted in a future period. The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years. At December 31, 2014 and 2013, the Company has not identified any significant uncertain tax positions.